UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 15, 2010

Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

On March 15, 2010, Service Corporation International ("SCI") issued a press release announcing that its subsidiary has extended the expiry time to March 26, 2010 of its offer to purchase all of the issued and outstanding common shares in the capital of Keystone North America Inc.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Attached hereto as Exhibit 99.1 is a copy of Service Corporation
International's press release.

99.1 Press Release, dated March 15, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 15, 2010	Service Corporation International

	By:	/s/ Eric D. Tanzberger
Eric D. Tanzberger
Senior Vice President
Chief Financial Officer and Treasurer